MRU HOLDINGS, INC.

                          Securities Purchase Agreement

         This Securities Purchase Agreement (this "Agreement") is dated as of December 31, 2005, and is made by and among MRU Holdings, Inc., a Delaware corporation (the "Company"), and the investors identified on the signature pages hereto (each, an "Investor" and collectively, the "Investors").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

                                    ARTICLE 1

                                   Definitions

         Section 1.1. Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

         "Action"  means  any  action,  suit,  inquiry,   notice  of  violation,
proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

         "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

         "Amended and Restated Certificate" has the meaning set forth in Section 2.1.

         "Business Day" means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in New York, NY, are authorized or required by law or other governmental action to close.

         "Claim" has the meaning set forth in Section 4.6(c).

         "Closing" means the closing of the purchase and sale of the Shares and the Warrants pursuant to Article 2.

         "Closing Date" means the third Business Day immediately following the date on which all of the conditions set forth in Sections 6.1 and 6.2 hereof are satisfied.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified.

         "Common Stock Equivalents" means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

         "Company Counsel" means McGuireWoods LLP.

         "Company Deliverables" has the meaning set forth in Section 2.3(a).

         "Company Stock Options" has the meaning set forth in Section 3.1(g).

         "Contingent Obligations" has the meaning set forth in Section 3.1(r).

         "Conversion Shares" means the shares of Common Stock issuable upon conversion of the Shares or conversion of the Warrant Shares.

         "Convertible Securities" has the meaning set forth in Section 3.1(g).

         "Courts" means the state and federal courts sitting in the State of New York.

         "Disclosure Materials" has the meaning set forth in Section 3.1(h).

         "Effective Date" means the date that any Registration Statement filed pursuant to Article 4 is first declared effective by the Commission.

         "Effectiveness Date" has the meaning set forth in Section 4.1.

         "Environmental Law" has the meaning set forth in Section 3.1(aa).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

         "ERISA Affiliate" means any trade or business, whether or not incorporated, that together with the Company would be deemed to be a single employer for purposes of Section 4001 of ERISA or Sections 414(b), (c), (m), (n) or (o) of the Internal Revenue Code of 1986, as amended.

         "Evaluation Date" has the meaning set forth in Section 3.1(r).

         "Event" has the meaning set forth in Section 4.8.

         "Event Date" has the meaning set forth in Section 4.8.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exercise Price" has the meaning set forth in Section 4.8.

         "Filing Date" has the meaning set forth in Section 4.1.

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

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

         "Governmental Authority" has the meaning set forth in Section 3.1(e).

         "Hazardous Substance" has the meaning set forth in Section 3.1(aa).

         "Indebtedness" has the meaning set forth in Section 3.1(r).

         "Indemnified Party" has the meaning set forth in Section 4.6(c).

         "Indemnified Person" has the meaning set forth in Section 4.6(a).

         "Indemnifying Party" has the meaning set forth in Section 4.6(c).

         "Intellectual Property Rights" has the meaning set forth in Section 3.1(o).

         "Investment   Amount"  means,  with  respect  to  each  Investor,   the
Investment Amount indicated on such Investor's signature page to this Agreement.

         "Investor Party" has the meaning set forth in Section 5.7.

         "Investor Lock-up Period" means the period ending on the one year anniversary of the Closing.

         "Legend Removal Date" has the meaning set forth in Section 5.1(a).

         "Lien" means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

         "Losses" has the meaning set forth in Section 5.7.

         "Material Adverse Effect" means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document,
(ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material impairment of the Company's ability to perform on a timely basis its obligations under any Transaction Document.

         "NASD Rules" has the meaning set forth in Section 4.3(o).

         "Non-Responsive Investor" has the meaning set forth in Section 4.4(a).

         "OFAC" has the meaning set forth in Section 3.1(ee).

         "Outside Date" means February 28, 2006.

         "Per Share Purchase Price" equals $3.80.

         "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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

         "Prior Warrants" has the meaning set forth in Section 3.1(g).

         "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "Prospectus" has the meaning set forth in Section 4.3.

         "Registrable Securities" means the Conversion Shares and the Warrant Shares; provided, however, that the Investors shall not be required to convert any Shares or to exercise any Warrants in order to have the Conversion Shares issuable upon conversion of such Shares or the Warrant Shares issuable upon exercise of such Warrants included in any Registration Statement.

         "Registration Period" has the meaning set forth in Section 4.3.

         "Registration Statement" means a registration statement filed on the appropriate Form with, and declared effective by, the Commission under the Securities Act and covering the resale by the Investors of the Registrable Securities.

         "Requested Information" has the meaning set forth in Section 4.4(a).

         "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "SEC Reports" has the meaning set forth in Section 3.1(h).

         "Securities" means the Shares, the Warrants, the Conversion Shares and the Warrant Shares.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Series B Preferred Stock" means the shares of the preferred stock of the Company, par value $.001 per share, that have been designated as "Series B Convertible Preferred Stock."

         "Shares" means the shares of Series B Preferred Stock issued or issuable to the Investors pursuant to this Agreement.

         "Short Sales" include, without limitation, all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

         "Subsequent Adjustment Date" has the meaning set forth in Section 4.8.

         "Subsidiary" means any "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission under the Exchange Act.

         "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not then

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

listed or quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

         "Trading Market" means whichever of the New York Stock Exchange or the Nasdaq National Market on which the Common Stock is listed or quoted for trading on the date in question.

         "Transaction Documents" means this Agreement, the Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.

         "Warrants" means the Warrants in the form of Exhibit A, which are issuable to the Investors at the Closing.

         "Warrant Shares" means the shares of capital stock issuable upon exercise of the Warrants.

                                    ARTICLE 2

                                Purchase and Sale

         Section 2.1. Amended and Restated Certificate of Incorporation. The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing Date an Amended and Restated Certificate of Incorporation, in the form of Exhibit B attached to this Agreement (the "Amended and Restated Certificate").

         Section 2.2. Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor Shares and Warrants, and each Investor shall, severally and not jointly, purchase from the Company by delivering such Investor's Investment Amount, the Shares and the Warrants representing such Investor's Investment Amount. The Closing shall take place at the offices of Nixon Peabody, LLP, 100 Summer Street, Boston, MA 02110 on the Closing Date or at such other location or time as the parties may agree.

         Section 2.3.      Closing Deliveries.

         (a)      At the  Closing,  the  Company  shall  deliver  or cause to be
                  delivered  to  each  Investor  the  following   (the  "Company
                  Deliverables"):

                  (i) A certificate evidencing a number of Shares equal to such Investor's Investment Amount divided by the Per Share Purchase Price, registered in the name of such Investor;

                  (ii) A Warrant, registered in the name of such Investor, pursuant to which such Investor shall have the right to acquire the number of Warrant Shares equal to (i) the number of Shares issuable to such Investor pursuant to Section 2.3(a)(i) multiplied by (ii)
                           0.325 (which number of Warrant Shares shall be subject to adjustment in accordance with the Warrant);

                  (iii) The legal opinion of Company Counsel, in form and substance acceptable to the Investors, addressed to the Investors;

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

                  (iv) Copies of each of the following documents, in each case certified by the Secretary of the Company to be in full force and effect on the Closing Date:

                           (A) the Amended and Restated Certificate, certified by the Secretary of State of the State of Delaware as of a date not more than five Business Days prior to the Closing Date;

                           (B) resolutions of the board of directors of the Company determining the preferences, limitations and rights of the Series B Preferred Stock;

                           (C) resolutions of the board of directors of the Company approving the execution, delivery and performance of the Transaction Documents and the transactions or other actions contemplated thereby, and recommending the approval of such transactions or other actions by the stockholders of the Company;

                           (D) a good standing certificate of the Company issued by the Secretary of State of the State of Delaware, and each other jurisdiction where the Company is qualified to do business, each dated as of a date no earlier than five Business Days prior to the Closing Date;

                           (E)   the By-laws of the Company; and

                           (F) irrevocable instructions to the Company's transfer agent as to the reservation and issuance of the Conversion Shares and the Warrant Shares.

         (b) At the Closing, each Investor shall deliver or cause to be delivered to the Company its Investment Amount, in United States dollars in immediately available funds, by wire transfer to an account designated by the Company. At the option of an Investor, the delivery of an Investor's Investment Amount may be satisfied, in whole or in part, by cancellation of indebtedness of the Company to such Investor.

                                    ARTICLE 3

                         Representations and Warranties

         Section 3.1. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Investor:

         (a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than as disclosed in Section 3.1(a) of the Disclosure Letter delivered by the Company to the Investors on the date hereof (the "Disclosure Letter"). Except as disclosed in Section 3.1(a) of the Disclosure Letter, the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

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

         (b) Organization and Qualification. Each of the Company and each Subsidiary is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or certificate of incorporation, bylaws or other organizational or charter documents. Each of the Company and each Subsidiary is duly qualified to conduct its respective business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and no proceedings have been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, such power and authority or qualification.

         (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction
                  Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery  will have been) duly  executed by the  Company  and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's Certificate of Incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, or result in the imposition of any Lien upon any of the material properties or assets of the Company or of any Subsidiary pursuant to, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
                  (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

         (e)      Filings,  Consents  and  Approvals.  Except  as  disclosed  in
                  Section 3.1(e) of the Disclosure Letter, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority (a "Governmental Authority") or other Person in connection with the execution, delivery and

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

                  performance by the Company of the Transaction Documents and the consummation of the transactions contemplated thereby, other than (i) the filing with the Secretary of State of the State of Delaware, on or prior to the Closing Date, of the Amended and Restated Certificate, (ii) the filing with the Commission of one or more Registration Statements in accordance with the requirements of Article 4 of this Agreement, (iii) filings required by state securities laws,
                  (iv) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act,
                  (v) any filings required in accordance with Section 4.3(d), and (vi) those that have been made or obtained prior to the date of this Agreement.

         (f) Issuance of the Securities. The Securities have been duly authorized. The Shares and Warrants, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved and set aside from its duly authorized capital stock a sufficient number of shares to satisfy in full the Company's obligations (i) to issue the Warrant Shares upon exercise of the Warrants and (ii) to issue the Conversion Shares upon conversion of the Shares. The Warrant Shares, when issued and paid for upon exercise of the Warrants in accordance with their terms, and the Conversion
                  Shares, when issued upon conversion of the Shares in accordance with their terms, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.

         (g) Capitalization. The authorized capital stock of the Company consists of 200,000,000 shares of Common Stock and 25,000,000 shares of preferred stock, par value $0.001 per share. As of the close of business on the Business Day immediately prior to the date hereof, (i) 4,500,000 shares of the Company's preferred stock have been designated Series A Convertible Preferred Stock, and 2,809,966 shares of the Series A Convertible Preferred Stock are issued and outstanding; (ii) 14,256,942 shares of Common Stock were issued and outstanding, all of which are validly issued, fully-paid and non-assessable, (iii) 0 shares of Common Stock were held by the Company in Treasury, (iv) 5,000,000 shares of Common Stock were reserved for issuance upon exercise of authorized options pursuant to the Company's 2004 Omnibus Incentive Plan and 1,500,000 shares of Common Stock were reserved for issuance upon exercise of authorized options pursuant to the Company's 2005 Consulting Incentive Plan (such plans being the only plans authorized by the Company) to employees, directors, and consultants of the Company (the "Company Stock Options"), with options totaling 3,631,250 shares having been granted pursuant to the 2004 Omnibus Incentive Plan and 183,500 shares having been granted pursuant to the 2005 Consultant Incentive Plan;
                  (v) 11,407,906 shares of Common Stock were reserved for issuance upon exercise of outstanding warrants to purchase
                  Common Stock (the "Prior Warrants"); and (vi) 0 shares of Common Stock were reserved for issuance upon conversion of outstanding convertible notes, debentures or securities ("Convertible Securities"). Upon filing of the Amended and Restated Certificate with the Secretary of State of the State of Delaware, 12,000,000 shares of the Company's authorized preferred stock will be designated as Series B Convertible Preferred Stock. The Company has not issued any capital stock since its most recently filed SEC Report. Except as disclosed in Section 3.1(g) of the Disclosure Letter, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except pursuant to the Company Stock Options or the Prior Warrants, as a result of the purchase and sale of the Securities as contemplated by this Agreement, pursuant to the warrants issuable to Merrill Lynch Bank USA on December 23, 2005 in connection with the closing of the Company's warehouse line of

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

                  credit, or as otherwise disclosed in Section 3.1(g) of the Disclosure Letter, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

         (h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials, being collectively referred to herein as the "SEC Reports" or the "Disclosure Materials") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

         (i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities
                  (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and
                  (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the

                  Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

         (j) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as specifically disclosed in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act. There are no outstanding comments by the Staff of the Commission on any filing by the Company or any Subsidiary under the Exchange Act or the Securities Act.

         (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

         (l) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, consumer lending, environmental protection, occupational health and safety, product quality and safety and employment and labor matters.

         (m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities or self-regulatory organizations necessary to conduct their respective businesses as described in the SEC Reports except where the failure to have such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permits.

         (n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

         (o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports (collectively, the "Intellectual Property Rights"). The SEC Reports describe all claims and Actions made or filed by others against the Company deemed material by the Company to the effect that Intellectual Property Rights used by the Company or any Subsidiary violate or infringe upon the rights of such claimant. Except as set forth in the SEC Reports, all of the Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

         (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its and the Subsidiaries' existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company's and such Subsidiaries' respective lines of business.

         (q) Transactions with Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         (r) Sarbanes-Oxley; Internal Accounting Controls. The Company is in compliance with all provisions of the Sarbanes-Oxley Act of 2002 (including the rules and regulations of the Commission adopted thereunder) which are applicable to it as of the Closing Date. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

         (s) Solvency. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (ii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur indebtedness beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

         (t) Certain Fees. Except as disclosed in Section 3.1(f) of the Disclosure Letter, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

         (u) Certain Registration Matters. Except as disclosed in Section 3.1(u) of the Disclosure Letter and assuming the accuracy of the Investors' representations and warranties set forth in
                  Section 3.2(b)-(e), no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors under the Transaction Documents. Except as specified in the Disclosure Materials, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

         (v) Investment Company. The Company is not, and is not an Affiliate of, and immediately following the Closing will not have become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (w) Application of Anti-Takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Investors' ownership of the Securities.

         (x) No Additional Agreements. The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

         (y) Material Non-Public Information. The Company confirms that neither it nor any Person acting on its behalf has provided any Investor or its respective agents or counsel with any information that the Company believes constitutes material, non-public information except:

                  (i)      Insofar as the  existence  and terms of the  proposed
                           transactions    hereunder   may    constitute    such
                           information.

                  (ii) As to Investors who executed non-disclosure or confidentiality agreements with the Company in connection with the transactions contemplated hereby.

                  The Company  understands  and confirms that the Investors will
                  rely  on  the  foregoing   representations  and  covenants  in
                  effecting transactions in securities of the Company.

         (z) Full Disclosure. All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company's representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         (aa) Environmental Matters. To the Company's knowledge: (i) the Company and its Subsidiaries have complied with all applicable Environmental Laws; (ii) the properties currently owned or operated by Company (including soils, groundwater, surface water, buildings or other structures) are not contaminated with any Hazardous Substances; (iii) the properties formerly owned or operated by Company or its Subsidiaries were not contaminated with Hazardous Substances during the period of ownership or operation by Company and its Subsidiaries; (iv) Company and its Subsidiaries are not subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) Company and its Subsidiaries have not been associated with any release or threat of release of any Hazardous Substance; (vi) Company and its Subsidiaries have not received any notice, demand, letter, claim or request for information alleging that Company and its Subsidiaries may be in violation of or liable under any Environmental Law; and
                  (vii) Company and its Subsidiaries are not subject to any orders, decrees, injunctions or other arrangements with any Governmental Authority or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

                  As used in this Agreement, the term "Environmental Law" means any federal, state, local or foreign law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (A) the protection, investigation or restoration of the environment, health and safety, or natural resources; (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or (C) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property.

                  As used in this  Agreement,  the  term  "Hazardous  Substance"
                  means any substance that is: (i) listed, classified or regulated pursuant to any Environmental Law; (ii) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; or (iii) any other substance which is the subject of regulatory action by any Governmental Authority pursuant to any Environmental Law.

         (bb) Taxes. The Company and its Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns when due (or obtained appropriate extensions for filing) and have paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it or any Subsidiary which would have a Material Adverse Effect.

         (cc) Private Offering. Assuming the correctness of the representations and warranties of the Investors set forth in this Agreement, the offer and sale of the Shares and the Warrants hereunder are, and upon (i) exercise of the Warrants, the issuance of the Warrant Shares and (ii) upon conversion of the Shares, the issuance of the Conversion Shares will be, exempt from registration under the Securities Act. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares or the Warrants by any form of general solicitation or general advertising. The Company has offered the Shares and Warrants for sale only to the Investors and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

         (dd) ERISA. Neither the Company nor any ERISA Affiliate maintains, contributes to or has any liability or contingent liability with respect to any employee benefit plan subject to ERISA.

         (ee)     Foreign Assets Control Regulations and Anti-Money Laundering.

                  (i) OFAC. Neither the issuance of the Shares and Warrants to the Investors, nor the use of the respective proceeds thereof, shall cause the Investors to violate the U.S. Bank Secrecy Act, as amended, and any applicable regulations thereunder or any of the sanctions programs administered by the U.S. Department of the Treasury's Office of Foreign Assets Control ("OFAC") of the United States Department of Treasury, any
                  regulations promulgated thereunder by OFAC or under any affiliated or successor governmental or quasi-governmental office, bureau or agency and any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither the Company nor any Subsidiary (i) is a person whose property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 200l Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative of Section 2, or (iii) is a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other OFAC regulation or executive order.

                  (ii) Patriot Act and Other Matters. Each of the Company and each of its Subsidiaries are in compliance, in all material respects, with the Uniting and Strengthening of America by Providing the Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001. No part of the proceeds of the sale of the Shares and the Warrants hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

         (ff) Agreements to Protect Confidential Information, Assign Inventions and Work, and Prevent Unfair Competition and Unfair Solicitation. Each employee, consultant or contractor of the Company has executed and delivered an Agreement to Protect Confidential Information, Assign Inventions and Work, and Prevent
Unfair Competition and Unfair Solicitation in the form delivered to the Investors on the date hereof. The Company has no knowledge of any breach of any such agreement by any person that is a party thereto.

         Section 3.2. Representations and Warranties of the Investors. Each Investor hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

         (a) Organization; Authority. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Investor of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor. This Agreement has been duly executed by such Investor, and when delivered by such Investor in accordance with terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         (b) Investment Intent. Such Investor is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Such Investor is acquiring the Securities hereunder in the ordinary course of its business. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

         (c) Investor Status. At the time such Investor was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises Warrants it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

         (d) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Securities; (ii) access to information about the

                  Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

         (e) Certain Trading Activities. Such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company's securities) since the earlier to occur of (1) the time that such Investor was first contacted by the Company or any other Person regarding an investment in the Company and (2) the 30th day prior to the date of this Agreement. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

         The Company acknowledges and agrees that no Investor has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                    ARTICLE 4

                               Registration Rights

         Section 4.1. Registration Statement. The Company shall prepare and file with the Commission (the date of such filing hereinafter referred to as the "Filing Date"), a Registration Statement relating to the offer and sale from time to time on a continuous basis by the Investors of the Registrable Securities and shall use best efforts to cause the Commission to declare such Registration Statement effective under the Securities Act as promptly as practicable but in no event later than the expiration of the Investor Lock-up Period (the "Effectiveness Date"). The Company shall not include any securities other than the Registrable Securities in the Registration Statement.

         Section 4.2. Registration Process. The Company shall promptly (and, in any event, no more than 72 hours after it receives comments from the Commission), notify the Investors whose Registrable Securities are covered by the Registration Statement filed pursuant to this Article 4 when and if it receives any comments from the Commission on such Registration Statement or any amendment thereof and promptly forward a copy of such comments, if they are in writing, to such Investors. At such time as the Commission indicates, either orally or in writing, that it has no further comments with respect to such Registration Statement or any amendment thereof or that it is willing to entertain appropriate requests for acceleration of effectiveness of such Registration Statement or any amendment thereof, the Company shall promptly, and in no event later than two Business Days after receipt of such indication from the Commission, request that the effectiveness of such Registration Statement or any amendment thereof be accelerated within 48 hours of the Commission's receipt of such request. Within 24 hours of such declaration by the Commission, the Company shall notify the Investors whose Registrable Securities are covered by such Registration Statement that such Registration Statement or any amendment thereof has been declared effective by the Commission.

         Section 4.3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall:

                   (a) Prepare and file the Registration Statement in accordance with the time period set forth in Section 4.1 and promptly prepare and file with the Commission such amendments (including post-effective amendments) to the Registration Statement and supplements to the prospectus included therein (a "Prospectus") as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus forming part thereof to be current and useable by Investors for resales of the Registrable Securities until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction (including volume limitations) pursuant to Rule 144 (the "Registration Period") and take all lawful action such that the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and that the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                   (b) During the Registration Period, comply with the provisions of the Securities Act with respect to the Registrable Securities covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Investors as set forth in the Prospectus forming part of the Registration Statement;

                   (c) Prior to the filing with the Commission of the Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto), provide draft copies thereof to the Investors and reflect in such documents all such comments as the Investors (and their counsel) reasonably may propose and furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (ii) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                   (d) (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or "blue sky" laws of such jurisdictions as the Investors reasonably request,
         (ii) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

                   (e) As promptly as practicable after becoming aware of such event, notify each Investor of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Investor as such Investor may reasonably request;

                   (f) As promptly as  practicable  after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

                   (g) Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investors of their Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances;

                   (h) Make generally available to its security holders as soon as practicable, but in any event not later than eighteen (18) months after (i) the Effective Date of the Registration Statement, and (ii) the effective date of each post-effective amendment to the Registration Statement, as the case may be, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder;

                   (i) In the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the underwriters reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment;

                   (j) In the event of an underwritten offering, make reasonably available for inspection by Investors, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Investors or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (ii) cause the Company's officers, directors and employees to supply all information reasonably requested by such Investors or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any nonpublic information shall be kept confidential by such Investors and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided, further, that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Investors and the other parties entitled thereto by one firm of counsel designated by and on behalf of the majority in interest of Investors and other parties;

                   (k) In connection with any offering, make such representations and warranties to the Investors participating in such offering and to the underwriters if an underwritten offering, in form, substance and scope as are customarily made by the Company to underwriters in secondary underwritten offerings;

                   (l) In connection with the Registration Statement, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Investors) addressed to the Investors and the underwriters, if any, covering such matters as are customarily covered in opinions requested in secondary underwritten offerings (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from the Registration Statement and the Prospectus, including any documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, subject to customary limitations);

                   (m) In connection with the Registration Statement, obtain "cold comfort" or "procedures" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company, in each case for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each Investor and each underwriter, if any, participating in an underwritten, if any, in customary form and covering matters of the type customarily covered in such letters in connection with secondary offerings;

                   (n) In connection with any underwritten offering, deliver such documents and certificates as may be reasonably required by the managers, if any;

                   (o) In the event that any broker-dealer  registered under the
         Exchange Act shall be an "Affiliate" (as defined in Rule 2729(b)(1) of the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD Rules") (or any successor provision thereto)) of the Company or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Registration Statement, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (i) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereof and to recommend the public offering price of such Registrable Securities,
         (ii) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof, and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules;

                   (p) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Registration Statement, which certificates shall, if required under the terms of this Agreement, be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Investor may request and maintain a transfer agent for the Common Stock; and

                   (q) Use its commercially reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed or qualified for trading on the principal Trading Market, if any, on which the Common Stock is traded or listed on the Effective Date of the Registration Statement.

         Section 4.4. Obligations and Acknowledgements of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations and hereby make the following acknowledgements:

                   (a) It shall be a condition precedent to the obligations of the Company to include the Registrable Securities of a particular Investor in the Registration Statement that such Investor (i) shall furnish to the Company such information regarding itself, the
         Registrable   Securities   held  by  it  and  the  intended  method  of
         disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and (ii) shall execute such documents in connection with such registration as the Company may reasonably request. At least ten Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor of the information the Company requires from such Investor (the "Requested Information") if such Investor elects to have any of its Registrable Securities included in the Registration Statement. If at least two Business Days prior to the anticipated filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including any Registrable Securities of such Non-Responsive Investor and the Company shall have no further obligations under this
         Article 4 to the Non-Responsive Investor after such Registration Statement has been declared effective. If such Non-Responsive Investor notifies the Company and provides the Company the information required hereby prior to the time the Registration Statement is declared effective, the Company will file an amendment to the Registration Statement that includes the Registrable Securities of such Non-Responsive Investor; provided, however, that the Company shall not be required to file such amendment to the Registration Statement at any time less than five Trading Days prior to the Effectiveness Date.

                   (b) Each Investor agrees to cooperate with the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement;

                   (c) Each Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 4.3(e) or 4.3(f), it shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4.3(e) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; and

                   (d) Each Investor acknowledges that it may be deemed to be a statutory underwriter within the meaning of the Securities Act with respect to the Registrable Securities being registered for resale by it, and each Investor which includes Registrable Securities for offer and sale within a Registration Statement hereby consents to the inclusion in such Registration Statement of a disclosure to such effect.

         Section  4.5.  Expenses  of  Registration.  All  expenses,  other  than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to this Article 4, including, without limitation, all registration, listing, and qualifications fees, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Company, and (with respect to the preparation and filing of the Registration Statement) the reasonable fees of one firm of legal counsel for the Investors (selected by Investors holding a majority of the Registrable Securities being included in the Registration Statement) shall be borne by the Company.

         Section 4.6.    Indemnification and Contribution.

         (a) Indemnification by the Company. The Company shall indemnify and hold harmless each Investor and each underwriter, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each Person who controls such Investor or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being sometimes hereinafter referred to as an "Indemnified Person") from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 4.3(e), the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability.

         (b) Indemnification by the Investors and Underwriters. Each Investor agrees, severally and not jointly, as a consequence of the inclusion of any of its Registrable Securities in a Registration Statement, and each underwriter, if any, which facilitates the disposition of Registrable Securities shall agree, severally and not jointly, as a consequence of facilitating such disposition of Registrable Securities to (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers who sign any Registration Statement and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no Investor or underwriter shall be liable under this Section 4.6(b) for any amount in excess of the net proceeds paid to such Investor or underwriter in respect of shares sold by it.

         (c) Notice of Claims, etc. Promptly after receipt by a Person seeking indemnification pursuant to this Section 4.6 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the Person against whom indemnification pursuant to this
Section 4.6 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (i) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (ii) the Indemnified Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or
(iii) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in the preceding sentence, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel). The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment or contain any admission of wrongdoing.

         (d) Contribution.  If the indemnification  provided for in this Section
4.6 is unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions or alleged statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.6(d) were determined by pro rata allocation (even if the Investors or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 4.6(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Investors and any underwriters in this
Section 4.6(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

         (e) Limitation on Investors' and Underwriters' Obligations. Notwithstanding any other provision of this Section 4.6, in no event shall any
(i) Investor have any liability under this Section 4.6 for any amounts in excess of the dollar amount of the proceeds actually received by such Investor from the sale of such Investor's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration
Statement under which such Registrable Securities are registered under the Securities Act and (ii) underwriter be required to undertake liability to any Person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the
Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

         (f) Other  Liabilities.  The  obligations  of the  Company  under  this
Section 4.6 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 4.6 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

         Section 4.7. Rule 144. With a view to making available to the Investors the benefits of Rule 144, the Company agrees to use its best efforts to:

                   (i) comply with the provisions of paragraph (c)(1) of Rule 144; and

                  (ii) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to
         Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Investor, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

         Section 4.8. Failure to Satisfy Obligations Regarding Registration. If:
(i) a Registration Statement is not filed at least sixty (60) days prior to the expiration of the Investor Lock-up Period (if the Company files a Registration Statement without affording the Investors the opportunity to review and comment on the same as required by Article 4, the Company shall not be deemed to have satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within two Trading Days after the date on which the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be "reviewed," or is not subject to further review, or (iii) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission on or before the expiration of the Investor Lock-up Period, or (iv) after a Registration Statement is first declared effective by the Commission, it ceases for any reason to remain continuously effective as to all Securities covered thereby for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Securities (any such failure or breach being referred to as an "Event," and for purposes of clause (i) or (iii) the date on which such Event occurs, or for purposes of clause (ii) the date on which such two Trading Day period is exceeded, or for purposes of clause (iv) the date on which such 30 Trading Day period is exceeded being referred to as "Event Date"), then in addition to any other rights the Investors may have hereunder or under applicable law, on each such Event Date and on the same date of each month thereafter (if the applicable Event shall not have been cured by such date) (each, a "Subsequent Adjustment Date") until the applicable Event is cured, the Exercise Price of the Warrants (as such term is defined in the Warrants, the "Exercise Price") shall be reduced as provided in the Warrants.

         Section 4.9. Common Stock Issued upon Stock Split, etc. The provisions of this Article 4 shall apply to any shares of Common Stock or any other securities issued as a dividend or distribution in respect of the Conversion Shares or the Warrant Shares.

                                    ARTICLE 5

                         Other Agreements of the Parties

         Section 5.1.      Certificates; Legends.

         (a) Securities may only be transferred of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of an Investor or in connection with a pledge as contemplated in
                  Section 5.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor (which may be such transferor's in-house counsel), the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

         (b) Certificates evidencing the Shares and the Warrants to be delivered at the Closing and certificates evidencing the Conversion Shares and the Warrant Shares to be delivered upon conversion of the Shares or exercise of the Warrants, as the case may be, will contain appropriate legends referring to restrictions on transfer relating to the registration requirements of the Securities Act and applicable state securities laws.

                  The Company acknowledges and agrees that an Investor may from time to time pledge, and/or grant a security interest in some or all of the Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Investor transferee of the pledge. No notice shall be required of such pledge. At the appropriate Investor's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

         (c) Certificates evidencing the Registrable Securities shall not contain any legend (including the legend referred to in
                  Section 5.1(b)), (i) while a Registration Statement covering the resale of such Security is effective under the Securities Act, or (ii) following any sale of such Registrable Securities pursuant to Rule 144, or (iii) if such Registrable Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission) and such lack of requirement is confirmed by a legal opinion satisfactory to the Company. If all or any portion of a Warrant is exercised at a time when there is an effective Registration Statement to cover the resale of the Warrant Shares, or if such Warrant Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 5.1(c), it will, no later than three Trading Days following the delivery by a Investor to the Company or the Company's transfer agent of a certificate representing Registrable Securities, as the case may be, issued with a restrictive legend (such date, the "Legend Removal Date"), deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

         (d) Each Investor, severally and not jointly with the other Investor, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this
                  Section 5.1 is predicated upon the Company's reliance that the Investor will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

         Section 5.2. Furnishing of Information; Inspection Rights. (a) As long as any Investor owns the Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. The Company shall deliver to such holder a written certification of a duly authorized officer as to whether it has complied with the preceding sentence, together with a copy of all such filings.

         (b) Upon the request of an Investor, the Company will deliver to such Investor any monthly financial statement of the Company, annual budgets, or other information as reasonably requested.

         (c) The Company shall permit each Investor, or their authorized representatives, to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested.

         Section 5.3. Integration. The Company has not and shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market in a manner that would require stockholder approval of the sale of the securities to the Investors.

         Section 5.4. Subsequent Registrations. Other than (i) pursuant to the Registration Statement, or (ii) with respect to the warrants issuable to Merrill Lynch Bank USA on December 23,2005 in connection with the closing of the Company's warehouse line of credit, prior to the Effective Date of the Registration Statement, the Company may not file any registration statement (other than on Form S-8) with the Commission with respect to any securities of the Company.

         Section 5.5. Securities Laws Disclosure; Publicity. By 9:00 a.m. (New York time) on the second Trading Day following the execution of this Agreement, and by 5:00 p.m. (New York time) on the Closing Date, the Company shall issue press releases disclosing the transactions contemplated hereby and the Closing. On the Trading Day following the execution of this Agreement the Company will file a Current Report on Form 8-K disclosing the material terms of the Transaction Documents (and attach as exhibits thereto the Transaction Documents), and on the Closing Date the Company will file an additional Current Report on Form 8-K to disclose the Closing. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange
Act) or any regulatory agency or Trading Market, without the prior written consent of such Investor, except to the extent such disclosure is required by law or Trading Market regulations.

         Section 5.6. Limitation on Issuance of Future Priced Securities. During the eighteen months following the Closing Date, the Company shall not issue any future priced securities.

         Section 5.7. Indemnification of Investors. In addition to the indemnity provided in Article 4, the Company will indemnify and hold the Investors and their directors, officers, shareholders, partners, employees and agents (each, an "Investor Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Investor Party may suffer or incur as a result of or relating to: (a) any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document; and/or (b) any cause of action, suit or claim brought or made against such Investor Party and arising solely out of or solely resulting from the Investor's execution, delivery, performance or enforcement of this Agreement or any of the other Transaction Documents and without causation by any other activity, obligation, condition or liability pertaining to such Investor. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

         Section 5.8. Non-Public Information. The Company covenants and agrees that, from and after the date of this Agreement, neither it nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         Section 5.9. Net Proceeds. Except as otherwise disclosed in the Disclosure Materials, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes, to purchase fixed assets used in the development or production of the Company's business and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Common Stock or Common Stock Equivalents or to settle any outstanding litigation.

         Section 5.10. Regulatory Compliance. Prior to engaging in any line of business subject to regulation by any federal, state, local or foreign regulatory authority or self-regulatory organization, the Company will obtain any and all certificates, authorizations, permits or other approvals required by such authority or organization for the Company to conduct such line of business. The Company shall use best efforts to comply with all statutes, rules or regulations of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters.

         Section 5.11. Board of Directors and Shareholder Consent. By the earlier of (i) the time of filing of the Form 8-K required by the signing of this Agreement pursuant to Section 5.5, and (ii) 5:00 PM on the second Trading Day following the execution of this Agreement, the Company shall have delivered
(a) the consent of the board of directors of the Company approving the execution, delivery and performance of the Transaction Documents and the transactions or other actions contemplated thereby, and recommending the approval of such transactions or other actions by the stockholders of the Company and (b) the consents, waivers or approvals of its disclosed in Section 3.1(e) of the Disclosure Letter, to the Investors, in form and substance reasonably satisfactory to the Investors.

         Section 5.12. Preparation of Reports and Filings. After receipt of the shareholder consents described in Section 5.11, the Company shall promptly prepare and file with the Commission, and distribute to the holders of its Common Stock, an Information Statement relating to the issuance of the Series B Preferred Stock and the filing of the Amended and Restated Certificate. The Investors shall have the right to review and approve the form and substance of such Information Statement, as well as any report on Form 8-K or any other filing or communication relating to the transactions contemplated hereby.

         5.13. Reporting Matters. The Company and each of the Investors agree, and all of them specifically contemplate, that under current law and regulations only cash dividends declared by the Board of Directors of the Company and paid to the stockholders of the Company are required to be reported to any governmental authority on IRS Form 1099-DIV or other information return, and that none of the terms of the Series B Preferred Stock as expressed in the Amended and Restated Certificate and none of the terms of the Transaction Documents contemplate any transaction or event, taking into account all existing and contemplated operative facts, that would require the reporting of any deemed, constructive or actual dividend to any of the Investors. In the event that the Company determines, based on advice received from its tax advisers, that this understanding is or becomes incorrect as a result of changes in law, regulations, or operative facts, it will give reasonable advance notice to the Investors of any proposed reporting inconsistent with the preceding sentence, and will meet and confer with the Investors or their designated professional tax advisers in an effort to resolve the issue in a mutually satisfactory manner before transmitting the applicable information reports to the Investors and any governmental authority, including the IRS. The Company agrees with each of the Investors that for tax, accounting and all other purposes the issue price of the Series B Preferred Stock will be the Per Share Purchase Price and that the Series B Preferred Stock shall be treated as stock and not as debt.

                                    ARTICLE 6

                         Conditions Precedent to Closing

         Section 6.1. Conditions Precedent to the Obligations of the Investors to Purchase Securities. The obligation of each Investor to acquire Securities at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

         (a) Representations and Warranties. The Company shall have delivered a certificate of the Company's Chief Executive Officer certifying that the representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

         (b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

         (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

         (d) No Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect;

         (e) No Suspensions of Trading in Common Stock. From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Investor, makes it impracticable or inadvisable to purchase the Shares and the Warrants at the Closing;

         (f) Lock-Up Agreements. Raza Khan and Vishal Garg (the "Locked-Up Holders") shall have entered into Lock-Up Agreements with the Company on terms substantially set forth in the following paragraph.

                  The Locked-Up Holders shall agree: (i) for a period of one year following the Closing, not to sell any shares of Common Stock; (ii) during the period from one year until two years after the Closing, not to sell more than 25% of the shares of Common Stock held by such person in any 180 day period and no more than 50% in total during such period; and (iii) thereafter, no more than 25% of the shares of Common Stock held by such person in any ninety (90) day period. In the event that either of the Locked-Up Holders is terminated by the Company prior to the end of the lock-up period specified in (i) above, the schedule set forth above shall be accelerated by one year and the period set forth in (iii) above shall not apply. In the event that either of the Locked-Up Holders are terminated by the Company after the end of the lock-up period specified in (i) above, but prior to the end of the lock-up period specified in (ii) and (iii) above, all lock-up obligations of such terminated Locked-Up Holder shall expire upon such termination. The Locked-Up Holders shall agree to sign any lockup agreement deemed reasonably necessary by any underwriter of any offering by the Company generating gross proceeds of at least $30 million.

         (g) Consents, Waivers and Approvals. All of the consents, waivers or approvals disclosed in Section 3.1(e) of the Disclosure Letter shall have been obtained in form and substance reasonably acceptable to the Investors, evidence of such consents, waivers or approvals shall have been delivered to the Investors, and such consents, waivers and approvals shall remain in full force and effect and shall not have been rescinded or modified in any respect;

         (h) Filings with Regulatory Authorities. The Company shall have made, in form and substance reasonably acceptable to the Investors, any and all filings with, or disclosures to the Commission or any other regulatory or self-regulatory organization or exchange deemed reasonably necessary by the Investors in connection with the Amended and Restated Certificate, the filing thereof with the Delaware Secretary of State, the Transaction Documents, or the transactions contemplated therein, and each such organization or exchange shall have accepted such filing or disclosure and given its approval or clearance, as applicable;

         (i) Notices. The Company shall have circulated all notices or other communications to its shareholders required under the Exchange Act, the Delaware General Corporation Law, or other applicable law or regulation in connection with the consents, waivers and approvals disclosed in Section 3.1(e) of the Disclosure Letter, in form and substance reasonably acceptable to the Investors, and all statutory or other waiting or notice periods with respect to such notices or communications shall have expired;

(j) Due Diligence. The Investors shall be reasonably satisfied with the results of the Investors' financial, legal and accounting due diligence;

         (k) By-Laws. The By-Laws of the Company shall have been amended in form and substance satisfactory to the Investors; and

         (l) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.3(a).

         Section 6.2. Conditions Precedent to the Obligations of the Company to Sell Securities. The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

         (a) Representations and Warranties. The representations and warranties of each Investor contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

         (b) Performance. Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Investor at or prior to the Closing;

         (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents; and

         (d) Delivery of Investment Amount. Each Investor shall have delivered its Investment Amount in accordance with Section 2.3(b).

                                    ARTICLE 7

                                  Miscellaneous

         Section 7.1. Fees and Expenses. The Company shall pay all reasonable fees and expenses of its and the Investors' advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery, performance and enforcement of the Transaction Documents, together with costs of collection. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Shares.

         Section 7.2. Entire Agreement. The Transaction Documents, together with the Exhibits thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents and exhibits.

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

         Section 7.3. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:         MRU Holdings, Inc.
                           Attn.:  Chairman
                           1114 Avenue of the Americas
                           30th Floor
                           New York, NY 10036

                           Telephone:  (212) 202-3746
                           Facsimile:  (212) 836-4195

With a copy to:            McGuireWoods LLP
                           Attn.:  Louis W. Zehil, Esq.
                           1345 Avenue of the Americas, 7th Floor
                           New York, NY 10105

                           Telephone:  (212) 548-2138
                           Facsimile:  (212) 548-2175

If to an Investor:         To the address set forth under such  Investor's  name
                           on such Investor's Counterpart Signature Page hereto;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         Section 7.4. Amendments; Waivers; No Additional Consideration. Prior to the Closing, this Agreement may only be amended by a written instrument signed by each party to this Agreement. After the Closing, no provision of this Agreement may be waived or amended except in a written instrument signed by the Company and by Investors holding at least sixty-six and two-thirds percent (66-(2)/3%) of the then outstanding Shares. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Investors who then hold Shares.

         Section 7.5.  Termination.  This  Agreement may be terminated  prior to
Closing:

         (a)      by written agreement of the Investors and the Company;

         (b) by the Company or the Investors upon written notice to the other, if the Closing shall not have taken place by 6:30 p.m. Eastern time on the Outside Date; provided, that the right to terminate this Agreement under this Section 7.5(b) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time;

         (c) by the Investors if any of the conditions precedent contained in Section 6.1 have not been satisfied or waived on or prior to the Outside Date.

         In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Investors. Upon a termination in accordance with Section 7.5(a), the Company and the Investors shall have no further obligation or liability (including as arising from such termination) to the other and no Investor will have any liability to any other Investor under the Transaction Documents as a result therefrom. Upon a termination in accordance with Section 7.5(b) or 7.5(c) (other than a termination due to the failure of the Company to satisfy the condition set forth in Sections 6.1(j) or 6.1(k)), the Company shall promptly (but in no event later than the third Trading Day after the Investors give written notice of such termination to the Company) pay to the Investors the Termination Payment (determined in accordance with the following paragraph). Upon a termination in accordance with Section 7.5(b) or 7.5(c) due to the failure of the Company to satisfy the condition set forth in Section 6.1(j) or 6.1(k), the sole liability of the Company shall be for the reasonable fees and expenses of the Investors as provided in Section 7.1.

         As used in this Agreement, "Termination Payment" shall mean an amount, determined as of the date on which the Investors have given notice to the Company of the Investors' termination of this Agreement, equal to the greater of: (i) $2,500,000 or (ii) the aggregate of (x) all reasonable fees and expenses of the Investors (determined in accordance with Section 7.1) plus (y) an amount equal to (A) 1.5 times the difference (if positive) in the closing price of a share of Common Stock of the Company on the date of such termination compared to the closing price of a share of Common Stock of the Company on the date of this Agreement, multiplied by (B) the number of shares of Common Stock into which the Shares and the Warrant Shares would have converted had such Shares and Warrant Shares been issued on the termination date. The parties hereto acknowledge and agree that, in connection with the negotiation and signing of this Agreement, the Investors have spent a significant amount of time and effort and have incurred significant costs and expenses in reviewing and analyzing the business, assets and operations of the Company and that the Termination Payment is a reasonable estimate of the liquidated damages that would be suffered by the Investors in the event of such termination and is not intended to be a penalty.

         Section 7.6. Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

         Section 7.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Investors."

         Section 7.8. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Article 4. or
Section 5.7 (with respect to rights to indemnification and contribution).

         Section 7.9. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

         Section 7.10. Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.

         Section 7.11. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         Section 7.12. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         Section 7.13. Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

         Section 7.14. Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

         Section 7.15. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         Section 7.16. Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         Section 7.17. Independent Nature of Investors' Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

         Section 7.18. Limitation of Liability. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of an Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of such Investor or any investor, shareholder or holder of shares of beneficial interest of such a Investor shall be personally liable for any liabilities of such Investor.

            [The remainder of this page is left intentionally blank.
                            Signature pages follow.]

         IN WITNESS  WHEREOF,  the parties  hereto  have caused this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

                                      MRU HOLDINGS, INC.



                                      By:  ___________________________
                                      Name:

                                      Title:

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                COUNTERPART SIGNATURE PAGES FOR INVESTORS FOLLOW]

     Investor's Counterpart Signature Page to Securities Purchase Agreement

         The undersigned hereby agrees to become a party as an Investor to the Securities Purchase Agreement among MRU Holdings, Inc. (the "Company") and the Investors named therein (the "Purchase Agreement"), agreeing to invest the Investment Amount (as such term is defined in the Purchase Agreement) set forth below. The undersigned hereby authorizes the Company to attach this Counterpart Signature Page to the Purchase Agreement.

                                                NAME OF INVESTOR

                                                ________________________________

Date: _____________                             By:_____________________________
                                                              Signature

                                                Name:___________________________

                                                Title:__________________________

                                                Investment Amount:______________

                                                Tax ID No.:_____________________


ADDRESS FOR NOTICE                              DELIVERY INSTRUCTIONS
                                                (if different from above)

Street:_______________________________

                                                c/o:____________________________
City:_________________________________

                                                Street:_________________________
State/Zip:____________________________

                                                City:___________________________
Attn.:________________________________

                                                State/Zip:______________________
Tel.:_________________________________

                                                Attn.:__________________________
Fax:__________________________________

                                                Tel.:___________________________

                                                Fax:____________________________

                                    Exhibit A

                                 Form of Warrant

                                    Exhibit B

                Amended and Restated Certificate of Incorporation



                                       39